UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Main Street, Suite 2225, Salt Lake City, UT 84111
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On November 10, 2017, Park City Group, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors
	For	Against	Abstain	Not Voted
Randall K. Fields	12,659,370	56,422	322,469	6,273,963
Robert W. Allen	12,192,717	523,075	322,469	6,273,963
William S. Kies, Jr.	11,853,782	865,010	322,469	6,273,963
Richard Juliano	12,066,612	649,180	322,469	6,273,963
Austin F. Noll, Jr.	12,082,388	633,404	322,469	6,273,963
Ronald C. Hodge	12,082,968	632,824	322,469	6,273,963

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the Company’s 2018 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2- Ratification of the Appointment of Haynie & Company as the Company’s Independent Auditors for the Fiscal Year Ending June 30, 2018.

For	Against	Abstain
19,079,356	216,127	16,741

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Haynie & Company as the Company’s registered public accounting firm auditors for the fiscal year ending June 30, 2018.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on October 19, 2017.

Item 7.01
Regulation FD Disclosure.

On November 9, 2017, the Company hosted a quarterly conference call to provide a report regarding the Company's financial condition and results from operations for the quarter ended September 30, 2017. A copy of the transcript of the call is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 for Form 8-K, the information under this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01
Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

Date: November 13, 2017	By:	/s/ Todd Mitchell
Todd Mitchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Call Transcript, dated November 9, 2017